UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 3, 2025

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200 Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 262 - 7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Spectral” and the “Company” refer to Spectral Capital Corporation, Inc., a Nevada corporation and its consolidated subsidiaries following the Closing (as defined below).

Item 1.01. Entry into a Material Definitive Agreement.

Binding Term Sheet – MultiCortex, LLC and Toroa, LLC

On October 4, 2025, Spectral entered into a binding term sheet with MultiCortex, LLC and Toroa, LLC (together, “MultiCortex”), pursuant to which Spectral will acquire 100% of the issued and outstanding equity of MultiCortex and its subsidiaries (the “MultiCortex Transaction”). Consideration comprises 10,000,000 shares of Spectral common stock, consisting of 1,500,000 initial shares and up to 8,500,000 earn-out shares. The term sheet provides, among other things:

•Structure; international subsidiaries: MultiCortex will be delivered without debt and with all operating subsidiaries. For Brazilian military/governmental applications or defense/governmental subsidiaries, equity ownership will comply with local law (e.g., Spectral ownership up to 40%) with related IP and economics structured to maximize Spectral’s legal interest.

•Lock-up: A 12-month lock-up from closing; earn-out shares to be released 12 months after achievement of milestones; reasonable trickle-out provisions in connection with Spectral’s proposed uplisting to Nasdaq.

•Earn-out framework: At minimum, 850,000 shares for every 8,500 MultiCortex computers shipped to paying customers; additional milestones related to OS adoption and software sales to be mutually developed; earn-out issuance within 3 months of milestone achievement and distributed as designated in definitive agreements.

•Investment commitment: Upon (i) completion of a PCAOB-audited financial statement package and (ii) Spectral’s uplist to Nasdaq, Spectral will invest up to $15,000,000 into the MultiCortex business unit under agreed budgets and milestones, with board and executive matters (including CTO) to be addressed in definitive documentation.

•Diligence & closing: 60-day due-diligence period; GAAP financials audited by a PCAOB firm at Spectral’s expense; customary approvals and definitive agreements; and inclusion of anti-dilution protections standard to Nasdaq-listed companies in the definitive agreements.

The foregoing description of the MultiCortex term sheet is a summary only and is qualified in its entirety by reference to the full text filed as an exhibit to this Current Report.

Binding Term Sheet – Snack Prompt Corp.

On October 3, 2025, Spectral Capital Corporation (“Spectral” or the “Company”) entered into a binding term sheet with Snack Prompt Corp. (“Snack Prompt”), pursuant to which Spectral will acquire 100% of the issued and outstanding capital stock of Snack Prompt (the “Snack Prompt Transaction”). The consideration to Snack Prompt shareholders comprises 10,000,000 shares of Spectral common stock, consisting of 1,500,000 initial shares and up to 8,500,000 earn-out shares. The term sheet provides, among other things:

•Lock-up: A 12-month lock-up from closing, with an early release of 700,000 shares after 8 months; reasonable trickle-out provisions in connection with Spectral’s proposed uplisting to Nasdaq; and a provision permitting partial lock-up release if specified Spectral insiders sell during the lock-up period.

•Investment commitment: Subject to the conditions described below, Spectral will commit up to $5,000,000 to the Snack Prompt business unit, including $700,000 at closing for AI newsletter development and $1,500,000 at closing toward an agreed growth budget, with additional $500,000 tranches released for each $300,000 increase in annual recurring revenue (“ARR”).

•Earn-out framework: Up to 8,500,000 earn-out shares tied to agreed milestones; the term sheet specifies that ARR of $4,000,000 constitutes achievement of performance milestones, with earn-out release pro-rata in $300,000 ARR increments.

•Management & governance: At closing, Eder Teixeira will receive a base salary of $175,000 with bonus opportunity up to 50% of base; the right to appoint one Spectral board member; and Spectral will hire his CMO designee at $10,000 per month.

•Conditions: Delivery of audited financial statements (2023–2024 and review through September 30, 2025) by a PCAOB-registered firm; Snack Prompt-funded valuation by a Top 10 global accounting firm evidencing ≥ $20,000,000 valuation; a technology audit selected by Spectral; completion of due diligence; board approvals; definitive agreements; and payment of $525,000 by Spectral to a seed investor of Snack Prompt with full release.

The foregoing description of the Snack Prompt term sheet is a summary only and is qualified in its entirety by reference to the full text filed as an exhibit to this Current Report.

General

Neither the Snack Prompt Transaction nor the MultiCortex Transaction has closed, and no securities have been issued as of the date of this Current Report. Any issuance of securities in connection with the transactions described herein is expected to be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, including Section 4(a)(2) and/or Rule 506 of Regulation D.

There can be no assurance that either transaction will be completed on the terms described, or at all.

The common stock trades on the OTC under the symbol “FCCN.”

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Spectral’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding Spectral’s intentions, beliefs or current expectations concerning, among other things, the results of operations, financial condition, liquidity, prospects, growth, and strategies of Spectral and the markets in which Spectral operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Spectral.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Binding Term Sheeet dated October 3, 2025, by and among Spectral Capital Corporation and Snack Prompt Corp
1.2	Binding Term Sheeet dated October 5, 2025, by and among Spectral Capital Corporation, MultiCortex LLC and Toroa, LLC.
99.1	Press Release issued by Spectral Capital on October 7, 2025.
99.2	Press Release issued by Spectral Capital on October 8, 2025.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: October 8, 2025	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer, President